UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 6, 2017

EP ENERGY LLC

(Exact name of registrant as specified in its charter)

Delaware	333-183815	45-4871021
(State of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

EP ENERGY CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	001-36253	46-3472728
(State of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

1001 Louisiana Street

Houston, Texas 77002

(Address of principal executive offices) (Zip Code)

(713) 997-1200

(Registrant’s telephone number, including area code)

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐                 Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐                 Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐                 Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐                 Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry Into a Material Definitive Agreement.

Indenture and Senior Secured Notes due 2025

General

On February 6, 2017 (the “Closing Date”), EP Energy LLC (“EP Energy”), a wholly-owned subsidiary of EP Energy Corporation (NYSE: EPE), and its wholly-owned subsidiary, Everest Acquisition Finance Inc., as co-issuer (together with EP Energy, the “Issuers”), successfully completed the offering (the “Notes Offering”) of $1,000.0 million aggregate principal amount of 8.00% Senior Secured Notes due 2025 (“Notes”).  The Notes were offered and sold to qualified institutional buyers pursuant to Rule 144A under the Securities Act of 1933, as amended (the “Securities Act”), and to persons outside of the United States in compliance with Regulation S under the Securities Act.  The Notes have not been registered under the Securities Act or any state securities laws and may not be offered or sold in the United States absent an effective registration statement or an applicable exemption from registration requirements or a transaction not subject to the registration requirements of the Securities Act or any state securities laws.

The Notes were issued pursuant to an Indenture, dated as of February 6, 2017 (the “Indenture”), among the Issuers, the Guarantors (as defined below) and Wilmington Trust, National Association, as trustee and collateral agent (in such capacity, the “Notes Agent”).  The Issuers’ obligations under the Notes and the Indenture are fully and unconditionally guaranteed by each of EP Energy’s wholly-owned domestic restricted subsidiaries that guarantees the RBL Facility (as defined below) (the “Guarantors”). The Notes and the related guarantees are senior secured obligations of the Issuers and the Guarantors.

Concurrently with the issuance of the Notes, EP Energy used the net proceeds from the Notes, together with available cash on hand, to repay in full the $580 million of term loans outstanding under its Priority Lien Term Facility (as defined below), repurchase $250 million aggregate principal amount of its 9.375% Senior Notes due 2020 in the open market, repay $111 million of borrowings under its RBL Facility and pay related premiums, fees and expenses.

Maturity and Interest Payments

The Notes will mature on February 15, 2025. Interest on the Notes will accrue at 8.00% per annum and will be paid semi-annually, in arrears, on February 15 and August 15 of each year, beginning August 15, 2017.

Redemption

On or after February 15, 2020, the Issuers may redeem the Notes at their option, in whole at any time or in part from time to time, at the redemption prices set forth in the Indenture plus accrued and unpaid interest, if any, to, but excluding, the redemption date.  In addition, prior to February 15, 2020, the Issuers may redeem the Notes at their option, in whole at any time or in part from time to time, at a redemption price equal to 100% of the principal amount of the Notes redeemed, plus a “make-whole” premium and accrued and unpaid interest, if any, to, but excluding, the redemption date.  Notwithstanding the foregoing, at any time and from time to time on or prior to February 15, 2020, the Issuers may redeem in the aggregate up to 35% of the original aggregate principal amount of the Notes (calculated after giving effect to any issuance of additional notes) in an aggregate amount equal to the net cash proceeds of one or more equity offerings at a redemption price equal to 108.00%, plus accrued and unpaid interest, if any, to, but excluding, the redemption date, so long as at least 50% of the original aggregate principal amount of the Notes (calculated after giving effect to any issuance of additional notes) remains outstanding after each such redemption.

Certain Covenants

The Indenture contains covenants that limit the Issuers’ and their restricted subsidiaries’ ability to, among other things:  (i) incur or guarantee additional indebtedness or issue certain preferred shares; (ii) make dividend payments on or make other distributions in respect of its capital stock or make other restricted payments; (iii) make certain investments; (iv) sell certain assets; (v) create liens on assets to secure debt; (vi) consolidate, merge, sell or otherwise dispose of all or substantially all of their assets; and (vii) enter into certain transactions with its affiliates.  These covenants are subject to a number of important limitations and exceptions.  Additionally, upon the occurrence of specified change of control events, the Issuers must offer to repurchase the Notes at 101% of the principal amount, plus accrued and unpaid interest, if any, to, but not including, the purchase date.  The Indenture also provides for events of default, which, if any of them occurs, would permit or require the principal, premium, if any, interest and any other monetary obligations on all the then outstanding Notes to be due and payable immediately.

Joinder to the Priority Lien Intercreditor Agreement

On February 6, 2017, the Notes Agent, as applicable second lien agent, entered into a joinder agreement (the “Joinder to the Priority Lien Intercreditor Agreement”) to the Priority Lien Intercreditor Agreement, dated as of August 24, 2016 and supplemented on November 29, 2016, among the RBL Agent (as defined below), as applicable first lien agent, Wilmington Trust, National Association, as an other first-priority lien obligations agent, EP Energy and the subsidiaries of EP Energy party thereto (the “Priority Lien Intercreditor Agreement”).

Pursuant to the Joinder to the Priority Lien Intercreditor Agreement, the Notes Agent became a party to and agreed to be bound by the terms of the Priority Lien Intercreditor Agreement as the applicable second lien agent, as if it had originally been party to the Priority Lien Intercreditor Agreement as such. The Priority Lien Intercreditor Agreement governs the relative priorities of the respective security interests in the Issuers’ and Guarantors’ assets securing (i) the reserve-based revolving loans incurred under the Credit Agreement, dated as of May 24, 2012 (as amended, restated, supplemented or otherwise modified from time to time, the “RBL Facility”), by and among EP Energy, as the borrower, the lenders party thereto and JPMorgan Chase Bank, N.A., as administrative agent and collateral agent (in such capacity, the “RBL Agent”), and the 8.00% Senior Secured Notes due 2024 (the “8.00% Senior Secured Notes”) issued pursuant to the Indenture, dated as of November 29, 2016 (as amended, restated, supplemented or otherwise modified from time to time), by and among the Issuers, the Guarantors and Wilmington Trust, National Association, as trustee, on the one hand, and (ii) the Notes, on the other hand.

Joinder to the Senior Lien Intercreditor Agreement

On February 6, 2017, the Notes Agent, as an other first-priority lien obligations agent, entered into a joinder agreement (the “Joinder to the Senior Lien Intercreditor Agreement”) to the Amended and Restated Senior Lien Intercreditor Agreement, dated as of August 24, 2016 and supplemented on November 29, 2016, among JPMorgan Chase Bank, N.A., as applicable first lien agent, Wilmington Trust, National Association, as an other first-priority lien obligations agent, the Second Lien Term Facility Agent (as defined below), as applicable second lien agent, EP Energy and the subsidiaries of EP Energy party thereto (the “Senior Lien Intercreditor Agreement”).

Pursuant to the Joinder to the Senior Lien Intercreditor Agreement, the Notes Agent became a party to and agreed to be bound by the terms of the Senior Lien Intercreditor Agreement as an other first-priority lien obligations agent, as if it had originally been party to Senior Lien Intercreditor Agreement as such. The Senior Lien Intercreditor Agreement governs the relative priorities of the respective security interests in the Issuers’ and Guarantors’ assets securing (i) the RBL Facility, the 8.00% Senior Secured Notes and the Notes, on the one hand, and (ii) the term loans incurred under the Term Loan Agreement, dated as of April 24, 2012 (as amended, restated, supplemented or otherwise modified from time to time), by and among EP Energy, as the borrower, the lenders party thereto and Wilmington Savings Fund Society, FSB (as successor to Citibank, N.A.), as administrative agent and collateral agent (in such capacity, the “Second Lien Term Facility Agent”), on the other hand.

Collateral Agreement

On February 6, 2017, the Issuers, the Guarantors and the Notes Agent entered into a Collateral Agreement, dated and effective as of February 6, 2017 (the “Collateral Agreement”).

Pursuant to the Collateral Agreement, the Issuers and the Guarantors pledged all of the collateral that secures the borrowings under the RBL Facility, other than the Non-RBL Priority Collateral (as defined below) and the capital stock of EP Energy, to secure their obligations under the Notes.

Pledge Agreement

On February 6, 2017, the Issuers, the Guarantors and the Notes Agent entered into a Pledge Agreement, dated and effective as of February 6, 2017 (the “Pledge Agreement”).

Pursuant to the Pledge Agreement, the Notes are secured by the capital stock of first-tier foreign subsidiaries that are owned by the Issuers or any Guarantor (the “Non-RBL Priority Collateral”). As of the Closing Date, the Issuers and the Guarantors did not own any Non-RBL Priority Collateral.

The foregoing summary is qualified in its entirety by reference to the Indenture, the Joinder to the Priority Lien Intercreditor Agreement, the Joinder to the Senior Lien Intercreditor Agreement, the Collateral Agreement and the Pledge Agreement, attached hereto as Exhibits 4.1, 10.1, 10.2, 10.3 and 10.4, respectively, and are incorporated herein by reference.

Item 1.02                                           Termination of a Material Definitive Agreement.

Priority Lien Term Facility

On the Closing Date, EP Energy terminated its Term Loan Agreement, dated as of August 24, 2016 (as amended, restated, supplemented or otherwise modified prior to the Closing Date, the “Priority Lien Term Facility”), by and among EP Energy, each subsidiary of EP Energy party thereto, the lenders party thereto and Citibank, N.A., as administrative agent and collateral agent.  In connection with the termination, EP Energy repaid all of the outstanding obligations in respect of principal, interest and fees under the Priority Lien Term Facility.

The information set forth in Item 1.01 of this Current Report on Form 8-K is incorporated by reference into this Item 1.02.

Item 2.03 Creation of a Direct Financial Obligation.

The information set forth under Item 1.01 above is incorporated by reference into this Item 2.03.

Item 9.01                   Financial Statements and Exhibits

(d) Exhibits.

Exhibit Number	Description of Exhibit

4.1

Indenture, dated as of February 6, 2017, by and among EP Energy LLC, Everest Acquisition Finance Inc., the Guarantors party thereto and Wilmington Trust, National Association, as trustee and collateral agent.

10.1

Consent and Acknowledgement, dated as of February 6, 2017, by Wilmington Trust, National Association, as new Term Facility Agent and Applicable Second Lien Agent, and acknowledged by JPMorgan Chase Bank, N.A., as Applicable First Lien Agent, Citibank, N.A., as prior Term Facility Agent and prior Applicable Second Lien Agent, Wilmington Trust, National Association, as an Other First-Priority Lien Obligations Agent, and EP Energy LLC, with respect to the Priority Lien Intercreditor Agreement, dated as of August 24, 2016 and supplemented on November 29, 2016.

10.2

Consent and Acknowledgement, dated as of February 6, 2017, by Wilmington Trust, National Association, as an Other First-Priority Lien Obligations Agent, and acknowledged by JPMorgan Chase Bank, N.A., as Applicable First Lien Agent, Wilmington Savings Fund Society, FSB (as successor to Citibank, N.A.), as Applicable Second Lien Agent, Wilmington Trust, National Association, as an Other First-Priority Lien Obligations Agent, and EP Energy LLC, with respect to the Amended and Restated Senior Lien Intercreditor Agreement, dated as of August 24, 2016 and supplemented on November 29, 2016.

10.3	Collateral Agreement, dated as of February 6, 2017, by and among EP Energy LLC, the Subsidiaries of EP Energy LLC party thereto and Wilmington Trust, National Association, as collateral agent.
10.4	Pledge Agreement, dated as of February 6, 2017, by and among EP Energy LLC, the Subsidiaries of EP Energy LLC party thereto and Wilmington Trust, National Association, as collateral agent.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrants have duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  February 7, 2017

EP ENERGY LLC

By:	/s/ Dane E. Whitehead
Dane E. Whitehead
Executive Vice President and
Chief Financial Officer

EP ENERGY CORPORATION

By:	/s/ Dane E. Whitehead
Dane E. Whitehead
Executive Vice President and
Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description
4.1

Indenture, dated as of February 6, 2017, by and among EP Energy LLC, Everest Acquisition Finance Inc., the Guarantors party thereto and Wilmington Trust, National Association, as trustee and collateral agent.

10.1

Consent and Acknowledgement, dated as of February 6, 2017, by Wilmington Trust, National Association, as new Term Facility Agent and Applicable Second Lien Agent, and acknowledged by JPMorgan Chase Bank, N.A., as Applicable First Lien Agent, Citibank, N.A., as prior Term Facility Agent and prior Applicable Second Lien Agent, Wilmington Trust, National Association, as an Other First-Priority Lien Obligations Agent, and EP Energy LLC, with respect to the Priority Lien Intercreditor Agreement, dated as of August 24, 2016 and supplemented on November 29, 2016.

10.2

Consent and Acknowledgement, dated as of February 6, 2017, by Wilmington Trust, National Association, as an Other First-Priority Lien Obligations Agent, and acknowledged by JPMorgan Chase Bank, N.A., as Applicable First Lien Agent, Wilmington Savings Fund Society, FSB (as successor to Citibank, N.A.), as Applicable Second Lien Agent, Wilmington Trust, National Association, as an Other First-Priority Lien Obligations Agent, and EP Energy LLC, with respect to the Amended and Restated Senior Lien Intercreditor Agreement, dated as of August 24, 2016 and supplemented on November 29, 2016.

10.3	Collateral Agreement, dated as of February 6, 2017, by and among EP Energy LLC, the Subsidiaries of EP Energy LLC party thereto and Wilmington Trust, National Association, as collateral agent.
10.4	Pledge Agreement, dated as of February 6, 2017, by and among EP Energy LLC, the Subsidiaries of EP Energy LLC party thereto and Wilmington Trust, National Association, as collateral agent.